UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) February 19, 2016

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Matador Resources Company
(Exact name of registrant as specified in its charter)
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Texas	001-35410	27-4662601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 LBJ Freeway, Suite 1500, Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 371-5200
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
Attached hereto as Exhibit 99.1 is a press release (the “Press Release”) issued by Matador Resources Company (the “Company”) on February 24, 2016, announcing its financial results for the three and twelve months ended December 31, 2015. The Press Release includes an operational update at February 24, 2016. In connection with the Press Release, the Company released a presentation summarizing the highlights of the Press Release (the “Presentation” and, collectively with the Press Release, the “Investor Materials”). The Presentation is attached hereto as Exhibit 99.2 and is also available on the Company’s website at www.matadorresources.com. The Investor Materials are incorporated by reference into this Item 2.02, and the foregoing descriptions of the Investor Materials are qualified in their entirety by reference to these exhibits.
The information furnished pursuant to this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated therein by reference.
In the Investor Materials, the Company has included as “non-GAAP financial measures,” as defined in Item 10 of Regulation S-K of the Exchange Act, (i) earnings before interest expense, income taxes, depletion, depreciation and amortization, accretion of asset retirement obligations, property impairments, unrealized derivative gains and losses, certain other non-cash items and non-cash stock-based compensation expense, and net gain or loss on asset sales and inventory impairment (“Adjusted EBITDA”), (ii) present value discounted at 10% (pre-tax) of estimated total proved reserves (“PV-10”), (iii) adjusted net income and adjusted earnings per share and (iv) cash operating expenses per barrel of oil equivalent. In the Investor Materials, the Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with generally-accepted accounting principles (“GAAP”) in the United States. In addition, in the Investor Materials, the Company has provided the reasons why the Company believes those non-GAAP financial measures provide useful information to investors.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 19, 2016, the Board of Directors (the “Board”) of the Company amended the Amended and Restated Bylaws of the Company (the “Bylaws”), effective immediately upon adoption, by revising Article III, Section 3.2 of the Bylaws (the “Amendment”). Section 3.2 formerly stated that no director would be eligible to serve on the Board after the age of 70; provided, however that the Board could annually waive such restriction as to incumbent directors of age 75 or less, so long as the Board determined that such waiver was in the best interests of the Company. Pursuant to the Amendment, Section 3.2 has been revised such that no individual shall be eligible for nomination, re-nomination, election or appointment to the Board after the age of 75.
The description of the Amendment set forth above is qualified in its entirety by reference to the terms of the Bylaws, as amended by the Amendment, a copy of which is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
Item 2.02 above is incorporated herein by reference.
The information furnished pursuant to this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act and will not be incorporated by reference into any filing under the Securities Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Bylaws of Matador Resources Company.
99.1	Press Release, dated February 24, 2016.
99.2	Presentation.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: February 25, 2016	By:	/s/ Craig N. Adams
	Name:	Craig N. Adams
	Title:	Executive Vice President

Exhibit Index

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Bylaws of Matador Resources Company.
99.1	Press Release, dated February 24, 2016.
99.2	Presentation.